UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

Apollo Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland	814-00646	52-2439556
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (212) 515-3450

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AINV	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 1, 2022, pursuant to Section 15(c) of the Investment Company Act of 1940, as amended, the Board of Trustees (the “Board”) approved the Fourth Amended and Restated Investment Advisory Agreement between Apollo Investment Corporation (the “Registrant”) and Apollo Investment Management, L.P (the “New Advisory Agreement”). Under the New Advisory Agreement, the base management fee will be reduced to 1.75% of the Registrant’s net assets from 1.50% on the Registrant’s gross assets (and 1.00% on gross assets exceeding a 200% of net assets), effective as of January 1, 2023. The incentive fee on income will also be reduced to 17.5% from 20%, effective as of January 1, 2023. The performance threshold will remain 7% and there will be no change to the total return requirement, other than accounting for the change in the incentive fee for the period following January 1, 2023, or catch-up provision. The incentive fee on capital gains will also be reduced to 17.5% from 20% effective January 1, 2023.

On August 2, 2022, the Registrant entered into a share subscription agreement (“Purchase Agreement”) with MFIC Holdings, LP, a subsidiary of MidCap FinCo Designated Activity Company (together with its subsidiaries, “MidCap Financial”), a middle-market specialty finance firm discretionarily managed by an affiliate of the Registrant’s investment adviser, in connection with the issuance and sale of the Registrant’s common stock, par value $0.001 per share (the “Offering”). Pursuant to the Purchase Agreement, the Registrant will issue 1,932,641 shares of its common stock at a purchase price of $15.5228 per share, which is the net asset value per share of the Registrant’s common stock as of June 30, 2022. The shares will be subject to a two-year lock-up period. The total proceeds of the offering excluding expenses was approximately $30,000,000. The investor has agreed to bear any expenses that the Registrant may incur in connection with the offering of its shares of common stock in connection with the Offering greater than $300,000. The Registrant expects to use the net proceeds from the Offering to repay a portion of the indebtedness owed under its senior secured credit facility.

The Offering was made pursuant to the Registrant’s effective shelf registration statement on Form N-2 (Registration No. 333-238518) previously filed with the Securities and Exchange Commission, as supplemented by a final prospectus supplement dated August 2, 2022.

On August 2, 2022, the Registrant entered into a trademark license agreement (the “Trademark Agreement”) with Apollo Capital Management, L.P. to give the Registrant the right to use and display the trademark “MIDCAP FINANCIAL.”

The foregoing descriptions of the New Advisory Agreement, the Purchase Agreement and the Trademark Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the New Advisory Agreement, Purchase Agreement and Trademark Agreement filed with this report as Exhibits 1.1, 1.2 and 1.3, respectively, and which are incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition

On August 2, 2022, the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2022. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 1, 2022, the Board of the Registrant appointed Howard T. Widra to serve as Executive Chairman of the Registrant’s Board.

Prior to his appointment as Executive Chairman, Mr. Widra, 53, served as the Registrant’s Chief Executive Officer from May 2018 to August 2022 and as President from June 2016 to May 2018. Mr. Widra will continue to serve as Apollo Global Management’s (“Apollo”) Head of Direct Origination. Mr. Widra has been with Apollo and/or its affiliates since 2013. Mr. Widra was a co-founder of MidCap Financial, a middle-market specialty finance firm with $21.4 billion of annual originations and was formerly its Chief Executive Officer. Prior to MidCap Financial, Mr. Widra was the founder and President of Merrill Lynch Capital Healthcare Finance. Prior to Merrill Lynch, Mr. Widra was President of GE Capital Healthcare Commercial Finance and held senior roles in its predecessor entities including President of Heller Healthcare Finance, and COO of Healthcare Financial Partners. Mr. Widra holds a J.D., Cum Laude, from the Harvard Law School and a BA from the University of Michigan.

On August 1, 2022, John Hannan, 69, who served as Chairman of the Registrant’s Board from August 2006 to August 2022, was appointed Vice Chairman of the Board.

On August 1, 2022, the Board of the Registrant appointed Tanner Powell to serve as Chief Executive Officer of the Registrant’s Board.

Prior to his appointment as Chief Executive Officer, Mr. Powell, 42, served as President of the Registrant from May 2018 to August 2022 and served as Chief Investment Officer for the Registrant’s investment adviser from June 2016 to August 2022. Mr. Powell is a Partner and Portfolio Manager in Apollo’s Direct Origination business. He holds leadership roles in Apollo’s Credit Business, including its aircraft leasing and lending businesses. From 2004 to 2006, he served as an analyst in Goldman Sachs’ Principal Investment Area (PIA). From 2002 to 2004, Mr. Powell was an Analyst in the Industrials group at Deutsche Bank. He graduated from Princeton University with a BA in political economy.

On August 1, 2022, the Board of the Registrant appointed Ted McNulty to serve as President of the Registrant.

Mr. McNulty, 47, is a Managing Director in Apollo’s Credit business. Prior to joining Apollo, Mr. McNulty ran the mezzanine and later merchant banking business for a subsidiary of Mitsubishi UFJ and was a director at Haland before that. Previously, he held various roles at JPMorgan and its predecessor institutions, primarily in leveraged finance. Mr. McNulty received an MBA from the Kellogg School of Management and a BA in Government from Harvard University.

On August 1, 2022, the Board of the Registrant appointed Kristin Hester to serve as the Registrant’s Chief Legal Officer and Corporate Secretary.

Prior to her appointment as Chief Legal Officer, Ms. Hester, 41, served as the Registrant’s General Counsel and Assistant Secretary since 2021. Ms. Hester has served as Senior Counsel for Apollo since 2015 and also serves as Chief Legal Officer for Apollo Debt Solutions BDC, Apollo Senior Floating Rate Fund Inc., Apollo Tactical Income Fund Inc, Apollo Diversified Credit Fund and Redding Ridge Asset Management LLC. Prior to joining Apollo, Ms. Hester was associated with the law firms of Dechert LLP from 2009-2015 and Clifford Chance US LLP from 2006-2009. In each case she primarily advised U.S. registered investment companies, their investment advisers, and boards of directors on various matters under the Investment Company Act of 1940. Ms. Hester received her JD from Duke University School of Law and graduated cum laude from Bucknell University with a BS in Business Administration.

Joseph Glatt, 48, who served as the Registrant’s Chief Legal Officer and Secretary since 2014, was promoted to a new role as Partner in Apollo’s U.S. Financial Institutions Group.

Item 8.01.	Other Events.

On August 1, 2022, the Board of Directors approved changing the Registrant’s name from Apollo Investment Corporation to MidCap Financial Investment Corporation effective August 12, 2022. The Registrant’s common stock will begin to trade under the ticker “MFIC” on the NASDAQ Global Stock Market on or about August 12, 2022.

On August 2, 2022, the Registrant issued a press release announcing the Offering, the New Advisory Agreement, the officer changes, its name change and ticker symbol change. This press release is included as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Fourth Amended and Restated Investment Advisory Agreement, dated August 1, 2022
1.2	Purchase Agreement, dated August 2, 2022
1.3	Trademark License Agreement, dated August 2, 2022
99.1	Press Release, dated August 2 , 2022
99.2	Press Release, dated August 2, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO INVESTMENT CORPORATION

By:	/s/ Kristin Hester
Name: Kristin Hester
Title: Chief Legal Officer and Secretary

Date: August 2, 2022